UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 13, 2004

                                 SRS LABS, INC.
             (Exact Name of registrant as specified in its charter)

     Delaware                       0-21123                      33-0714264
     --------                       -------                      ----------
 (State or other            (Commission File Number)           (IRS Employer
 jurisdiction of                                             Identification No.)
  incorporation)

            2909 Daimler Street
          Santa Ana, California                                    92705
          ---------------------                                    -----
 (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (949) 442-1070

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

Exhibit No.       Description
-----------       -----------
99                Press Release, dated as of May 13, 2004.

Item 12. Results of Operations and Financial Condition.

      On May 13, 2004, SRS Labs, Inc. (the "Company") issued a press release announcing its operating results for the first quarter ended March 31, 2004. Attached as Exhibit 99 to this report is a copy of the Company's press release, which is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          SRS LABS, INC,
                                          a Delaware corporation

Date: May 13, 2004                        By:    /s/ THOMAS C. K. YUEN
                                              ------------------------
                                                        Thomas C. K. Yuen
                                                 Chairman of the Board and Chief
                                                        Executive Officer


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